EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Mikron Infrared, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (333-119400) of our report dated December 3, 2004 relating to the consolidated financial statements of Mikron Infrared, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended October 31, 2004 and Amendment No. 1 thereof.


                                                    BDO SEIDMAN, LLP

Woodbridge, New Jersey
March 21, 2005